UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):  February 5, 2004

AMERICAN POWER CONVERSION CORPORATION

(Exact name of registrant as specified in charter)

Massachusetts	1-12432	04-2722013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 Fairgrounds Road, West Kingston, Rhode Island 02892
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  401-789-5735

Not Applicable

(Former name or former address, if changed since last report.)

Item 12.  Results of Operations and Financial Condition.

The following information and the information set forth in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On February 5, 2004, American Power Conversion Corporation issued a press release announcing its financial results for the fiscal quarter and year ended December 31, 2003.  A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN POWER CONVERSION CORPORATION

Dated: February 5, 2004	By:	/s/ Donald M. Muir
Donald M. Muir,
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated February 5, 2004, issued by American Power Conversion Corporation